UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 14, 2017
HealthSouth Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(I.R.S. Employer Identification No.)

3660 Grandview Parkway, Suite 200, Birmingham, Alabama 35243
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant's Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01. Regulation FD Disclosure.
Hurricane Irma recently swept through the Caribbean and southeast United States with destructive winds, storm surges, and rain. HealthSouth Corporation (“HealthSouth” or the “Company”) operates in several communities impacted within that larger area. The Company's main priority throughout this storm was the safety and well-being of its patients and employees. The impacted communities have faced, and will continue to face, tremendous hardships. At this time, the Company cannot provide reasonable estimates of the ultimate impact on its operations from this storm, but it can provide the following context.
On September 6-7, 2017, Hurricane Irma hit Puerto Rico. On September 10, 2017, Hurricane Irma made landfall at the southern tip of Florida and proceeded on a destructive path through Florida as well as parts of Georgia, Alabama, and South Carolina. In the areas most impacted, HealthSouth operates 15 inpatient rehabilitation hospitals.

Hospital	Number of Licensed Beds
HealthSouth Rehabilitation Hospital of San Juan - Puerto Rico	32
HealthSouth Rehabilitation Hospital of Manati - Puerto Rico	40
HealthSouth Rehabilitation Hospital of Largo - Largo, FL	70
HealthSouth Rehabilitation Hospital of Miami - Miami, FL	60
HealthSouth Sea Pines Rehabilitation Hospital - Melbourne, FL	90
HealthSouth Sunrise Rehabilitation Hospital - Sunrise, FL	126
HealthSouth Rehabilitation Hospital of Tallahassee - Tallahassee, FL	76
HealthSouth Treasure Coast Rehabilitation Hospital - Vero Beach, FL	80
HealthSouth Rehabilitation Hospital of Sarasota - Sarasota, FL	96
HealthSouth Rehabilitation Hospital of Spring Hill - Brooksville, FL	80
HealthSouth Rehabilitation Hospital of Ocala - Ocala, FL	60
HealthSouth Rehabilitation Hospital of Martin Health - Stuart, FL	54
HealthSouth Rehabilitation Hospital of Altamonte Springs - Altamonte Springs, FL	50
Rehabilitation Hospital of Savannah, an Affiliate of HealthSouth - Savannah, GA	50
HealthSouth Rehabilitation Hospital of Charleston - Charleston, SC	49
1,013
At this time, all of the hospitals affected by Hurricane Irma are operational. While the hospitals are operational, the Company is unable to predict the impact overall community disruption will have on patient flow at these hospitals.
On September 7, 2017, patients were safely evacuated from HealthSouth Rehabilitation Hospital of Miami to HealthSouth Sunrise Rehabilitation Hospital in anticipation of the expected path and impact of the hurricane. The Miami hospital began admitting patients again on September 12, 2017.
The Company operates 25 home health locations and 2 hospice locations in the impacted areas. In certain instances, caregivers at these locations were unable to conduct patient visits due to road closures, power outages, and/or the displacement of patients from their homes. The Company's home health and hospice staff worked through the storm and continued to make home health visits in the affected areas when conditions were safe. In some instances, patients who evacuated to other areas within the Company's home health coverage continued to receive care in those alternative locations.
Given the continued unfolding of weather-related situations, including the impact of Hurricane Harvey in Houston and its surrounding areas earlier this quarter, the Company is unable to comment on its operating performance to date for the current quarter or its full-year guidance for 2017, as previously reported in the press release furnished as an exhibit to the Current Report on Form 8-K dated July 31, 2017 and during the Company’s earnings conference call held on August 1, 2017, and as reiterated in the Investor Reference Book furnished as an exhibit to the Current Report on Form 8-K dated August 15, 2017. See the Company's Current Report on Form 8-K dated September 5, 2017 for context around the impact of Hurricane Harvey on its operations. As reported in that Form 8-K, HealthSouth Rehabilitation Hospital The Vintage was evacuated on August 28, 2017 due to flooding concerns. That hospital remains closed. The Company is unable to estimate a revised opening date at this time.

The information contained herein is being furnished pursuant to Item 7.01 of Form 8-K, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of this information will not be deemed an admission as to the materiality of any information contained herein.
Forward-Looking Statements
Statements contained in this Form 8-K, which are not historical facts, such as those relating to financial performance and the impacts of Hurricanes Harvey and Irma on HealthSouth, are forward-looking statements. In addition, HealthSouth, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. All such estimates, projections, and forward-looking information speak only as of the date hereof, and HealthSouth undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise. Such forward-looking statements are necessarily estimates based upon current information, involve a number of risks and uncertainties, and relate to, among other things, future events, and the weather and its impact on patients and providers, its future financial performance, its projected business results or model, and the impact of legislation or regulation. Actual events or results may differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual events or results to differ materially from those estimated by HealthSouth include, but are not limited to, HealthSouth’s ability to comply with extensive, complex, and ever-changing regulations in the healthcare industry; any adverse outcome of various lawsuits, claims, and legal or regulatory proceedings involving HealthSouth, including its pending DOJ and HHS-OIG investigations and any matters related to yet undiscovered issues, if any, at acquired companies; the impact of HealthSouth’s previously announced rebranding initiative on patient admissions, referral source relationships and HealthSouth’s stock price; potential disruptions, breaches, or other incidents affecting the proper operation, availability, or security of HealthSouth’s information systems, including unauthorized access to or theft of patient, business associate, or other sensitive information or inability to provide patient care because of system unavailability as well as unforeseen issues, if any, related to integration of systems of any acquired companies; the impact of any data breaches on our ability to attain patient referrals; significant changes in HealthSouth’s management team; HealthSouth's ability to recover casualty and business disruption claims, if any, under its insurance; HealthSouth’s ability to maintain adequate supplies, utilities, and staffing during times of significant disaster disruption; general conditions in the economy and capital markets, including any crisis resulting from uncertainty in the sovereign debt market; the increase in the costs of defending and insuring against alleged professional liability claims and HealthSouth’s ability to predict the estimated costs related to such claims; and other factors which may be identified from time to time in HealthSouth’s SEC filings and other public announcements, including HealthSouth’s Form 10‑K for the year ended December 31, 2016 and Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
HEALTHSOUTH CORPORATION

By:	/s/ DOUGLAS E. COLTHARP
	Name:	Douglas E. Coltharp
	Title:	Executive Vice President and Chief Financial Officer

Dated: September 14, 2017